EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Spectra Energy Partners, LP on Form 10-Q for the period ending September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, C. Gregory Harper, President and Chief Executive Officer of Spectra Energy Partners GP, LLC, general partner of Spectra Energy Partners (DE) GP, LP, general partner of Spectra Energy Partners, LP, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Spectra Energy Partners, LP.

Date: November 14, 2007	/s/ C. Gregory Harper
C. Gregory Harper
President and Chief Executive Officer
Spectra Energy Partners GP, LLC
General Partner of Spectra Energy Partners (DE) GP, LP
General Partner of Spectra Energy Partners, LP